SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Check Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                              THE LAZARD FUNDS, INC
     ----------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          __________

     (2)  Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________

     (4)  Proposed maximum aggregate value of transaction:__________________

     (5)  Total fee paid: _______________

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:__________________________________

     (2)  Form, schedule or registration statement no.:____________

     (3)  Filing party:____________________________________________

     (4)  Date filed: _____________________________________________

                             THE LAZARD FUNDS, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                                                   June 17, 2005

Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of The Lazard Funds, Inc. (the "Fund"), to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 2:30 p.m. In addition to voting on the proposals described in the Notice of Special Meeting of Shareholders, you will have an opportunity to hear a report on each of the investment portfolios of the Fund and to discuss other matters of interest to you as a shareholder.

     Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                        Sincerely,

                                                        Charles Carroll
                                                        President

                             THE LAZARD FUNDS, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                -------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 11, 2005
                -------------------------------------------------



     A Special Meeting of Shareholders (the "Special Meeting") of The Lazard Funds, Inc. (the "Fund"), a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 2:30 p.m., to consider and act upon the following proposals:

     1. To approve an Investment Management Agreement with Lazard Asset Management LLC;

     2. To elect each of Mr. Charles Carroll and Mr. Robert M. Solmson as a Fund Director, each to serve for an indefinite term and until his successor is duly elected and qualified; and

     3. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     The close of business on June 10, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIOS OF THE FUND. Please vote by mail, by telephone or through the Internet. Proxies may be voted (1) by completing, signing and dating and returning the enclosed proxy card(s); (2) by calling 1-877-PRX-VOTE at any time; or (3) through the Internet using the Internet address located on your proxy card(s). You are encouraged to vote by telephone or through the Internet using the Control Number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Proxy Statement before you vote. If you have any questions regarding the Proxy Statement, please call D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-888-605-1958.

                                           By Order of the Board of Directors

                                           Nathan A. Paul
                                           Secretary

June 17, 2005
New York, New York

                             THE LAZARD FUNDS, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
                -------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 11, 2005
                -------------------------------------------------



     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Lazard Funds, Inc. (the "Fund"), a Maryland corporation, for use at the Fund's Special Meeting of Shareholders (the "Special Meeting") to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 2:30 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated June 17, 2005. The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of the following investment portfolios (each, a "Portfolio"):

     Lazard Equity Portfolio                Lazard International Equity Select
     Lazard U.S. Strategic Equity             Portfolio
       Portfolio                            Lazard International Small Cap
     Lazard Mid Cap Portfolio                 Portfolio
     Lazard Small Cap Portfolio             Lazard Emerging Markets Portfolio
     Lazard International Equity            Lazard Bond Portfolio
       Portfolio                            Lazard High Yield Portfolio

     The following table summarizes the voting requirements for the proposals:

                              SHAREHOLDERS ENTITLED          VOTE REQUIRED                 PAGE
PROPOSAL                      TO VOTE                        FOR APPROVAL                 NUMBER
----------------------------- ------------------------------ ---------------------------- ------
1. Approval of Investment     Shareholders of each           Approved by a "majority         3
   Management                 Portfolio vote separately      of the outstanding
   Agreements                                                voting securities" (defined
                                                             below) of the Portfolio

2. Election of Directors      Shareholders of all            Each nominee must be           12
                              Portfolios of the Fund vote    elected by a plurality of
                              together as a single class     the shares of the Fund
                                                             voting at the Special

                                  Meeting

     This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy were sent to shareholders on or about June 17, 2005. The Board of Directors has fixed the close of business on June 10, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. In addition to electing the Board of Directors of the Fund, shareholders may vote only on the approval of the Investment Management Agreement with respect to the Portfolio(s) of which they are shareholders.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment thereof. The Board of Directors does not know of any matters to be considered at the Special Meeting other than the matters described in the Notice of Special Meeting and this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Special Meeting.


     The presence at the Special Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast for a Portfolio (for Proposal 1) or one-third of the shares entitled to be cast for the Fund (Proposal 2) shall be necessary and sufficient to constitute a quorum for the transaction of business (a "Quorum"). If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the affected proposal(s), the percentage of votes actually cast, the percentages of favorable and negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment as to a proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting with respect to the proposal(s). Shares represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote (collectively, "abstentions") will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1 and will not constitute a vote "for" Proposal 2.


     A "majority of the outstanding voting securities," as used above ("Majority Vote"), means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

     In addition to soliciting proxies by mail, D.F. King & Co., Inc., the Fund's proxy solicitor, the Fund's officers or employees of the Fund's investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund's investment adviser.

              ----------------------------------------------------
                                   PROPOSAL 1
                  APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
              ----------------------------------------------------



     The Board of Directors of the Fund is seeking shareholder approval of new Investment Management Agreements between the Fund, on behalf of the Portfolios, and Lazard Asset Management LLC ("LAM") (the "New Management Agreements"), as a result of the initial public offering of securities of a parent company of LAM and other related changes in the structure of the Lazard organization (the "Restructuring") which occurred on May 5, 2005 (the "Restructuring Date"). SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENTS IS NECESSARY FOR LAM TO CONTINUE TO SERVE AS EACH PORTFOLIO'S INVESTMENT ADVISER. Neither the Fund's nor the Portfolios' operations has changed as a result of the Restructuring. No change is anticipated in the operations of or services provided by LAM to the Portfolios as a result of the Restructuring, nor will there be any change in the portfolio managers responsible for the management of each Portfolio's investments.

     LAM is a wholly-owned subsidiary of Lazard Freres & Co. LLC ("LF&Co."), which is a wholly-owned subsidiary of Lazard Group LLC ("Lazard Group," which prior to the Restructuring was named Lazard LLC). The Restructuring involved, among other steps, creation of a new parent company structure above Lazard Group. Lazard Ltd became the parent company of Lazard Group after the Restructuring and conducted an initial public offering of its shares. To the extent that the Restructuring may have been deemed to be a technical "assignment" under the 1940 Act, the Investment Management Agreements between the Fund and LAM in effect at the time of the Restructuring would have terminated in accordance with their terms as required by the 1940 Act.

     As a result, the Board of Directors of the Fund, including the Directors who are not "interested persons" (as defined in the 1940 Act) of LAM or the Fund ("Independent Directors"), unanimously approved, and has recommended that the shareholders of the Portfolios approve, the New Management Agreements. In the event that a Portfolio does not approve a New Management Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Portfolio.


     OFFICERS, DIRECTORS AND PARENT COMPANIES OF LAM. The principal executive officer of LAM is Mr. Ashish Bhutani. Mr. Bhutani, along with Messrs. Bruce J. Wasserstein and Charles G. Ward, also is a director of LAM. For a list of the officers of the Fund who also are officers of LAM, please refer to Proposal 2 below. The sole Managing Member of LAM is LF&Co. The sole member of LF&Co. is Lazard Group. The principal business address of LAM, LF&Co. and Lazard Group, and the address of each officer and director of LAM, is 30 Rockefeller Plaza, New York, New York 10112.



     Lazard Group is managed by the Lazard Group Board, which is in turn elected by Lazard Ltd as the indirect Managing Member of Lazard Group. The economic interests in Lazard Group, which are non-voting, are held by Lazard Ltd and LAZ-MD Holdings LLC ("LAZ-MD Holdings"). Lazard Ltd and LAZ-MD Holdings are "control persons" (as defined in the 1940 Act) of Lazard Group. The economic interests in Lazard Ltd are held by the public, and the voting rights in Lazard Ltd are held by the public and by LAZ-MD Holdings (generally in a percentage equivalent to the economic interests that Lazard Ltd and LAZ-MD Holdings hold in Lazard Group). LAZ-MD Holdings is owned by current and former Managing Directors of Lazard Group (the "Working Members").


     As a result of the Restructuring, the previous holders of interests in Lazard Group, other than the Working Members whose interests are held through ownership of LAZ-MD Holdings, no longer have any interest in Lazard Group. The interests of the Working Members in LAZ-MD Holdings will, over time, become effectively exchangeable for the publicly traded shares of stock in Lazard Ltd and, as interests in LAZ-MD Holdings are exchanged, the voting power in Lazard Ltd held by LAZ-MD Holdings and the economic interest in Lazard Group held by LAZ-MD Holdings will proportionately decline, so that, upon full exchange of all LAZ-MD Holdings interests, LAZ-MD Holdings will hold no interests in either Lazard Group or Lazard Ltd.

     The principal business address of LAZ-MD Holdings is 30 Rockefeller Plaza, New York, New York 10112, and the principal business address of Lazard Ltd is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

     DISTRIBUTOR AND ADMINISTRATOR. State Street Bank and Trust Company, with its principal office at 225 Franklin Street, Boston, Massachusetts 02110, provides administrative services to the Portfolios. Lazard Asset Management Securities LLC ("LAM Securities"), with its principal office at 30 Rockefeller Plaza, New York, New York 10112, serves as the distributor of each Portfolio's shares.

     OTHER INFORMATION. In addition to serving as the Portfolios' investment adviser, LAM serves as sub-adviser to other funds similar in style to certain of the Portfolios. Appendix A contains more information about these funds. Appendix A also contains information about the Portfolios' payments to LAM Securities as distributor and brokerage commissions paid by certain Portfolios to LF&Co. for the fiscal year ended Decembers 31, 2004.


     Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. LAM may in its discretion cause the Portfolio to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where LAM has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to LAM's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

INVESTMENT MANAGEMENT AGREEMENTS


     Prior to the Restructuring Date, LAM served as investment adviser to the Portfolios pursuant to two separate investment management agreements, each dated as of January 13, 2003 (the "Previous Management Agreements"), which were subsequently re-approved on December 13, 2004 by the Board of Directors. One of the investment management agreements is between LAM and the Fund, on behalf of Lazard Equity Portfolio, and the other investment management agreement is between LAM and the Fund, on behalf of the other Portfolios. The management agreements of each of Lazard Equity Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio and Lazard Bond Portfolio were last approved by shareholders of each Portfolio, on December 16, 1992. The management agreements of each of Lazard International Small Cap Portfolio and Lazard Emerging Markets Portfolio were last approved by shareholders of each Portfolio, on August 23, 1993. The management agreements of Lazard International Equity Select Portfolio and Lazard U.S. Strategic Equity Portfolio were last approved by shareholders on May 30, 2001 and December 29, 2004, respectively. For each Portfolio, the management agreement was approved by LAM, as the Portfolio's sole shareholder, in connection with the commencement of the Portfolio's operations.


     The Board  considered  the New  Management  Agreements on February 15, 2005
(the "February Meeting"), to become effective upon shareholder approval. In addition, to assure continuity of investment management services to the Portfolios after the Restructuring, the Fund's Board of Directors met in person on April 19, 2005 (the "April Meeting") with the purpose of considering whether it would be in the best interests of the Fund and its Portfolios and their shareholders, for the Fund, on behalf of the Portfolios, to enter into Interim Investment Management Agreements as of the Restructuring Date (the "Interim Management Agreements"). At the February Meeting and April Meeting, and for the reasons discussed below, the Fund's Board of Directors, including all of the Independent Directors, unanimously approved, and recommended approval by shareholders of, the New Management Agreements and approved the Interim Management Agreements.

     INTERIM MANAGEMENT AGREEMENTS. The Interim Management Agreements require all advisory fees earned by LAM to be escrowed pending shareholder approval of the relevant New Management Agreement. If a New Management Agreement is not approved with respect to a Portfolio, LAM will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Management Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Management Agreements each provide, with respect to each Portfolio, for a termination date no greater than 150 days from the Restructuring Date, or upon approval of a New Management Agreement by the Portfolio's shareholders, whichever is shorter. The terms of the Interim Management Agreements, and the fees paid thereunder, are substantively identical in all respects to the Previous Management Agreements, except for the fee escrow and termination provisions and the time period covered by the agreements.

     TERMS OF THE NEW MANAGEMENT AGREEMENTS. THE NEW MANAGEMENT AGREEMENTS, AND THE FEES PAID THEREUNDER, ARE SUBSTANTIVELY IDENTICAL IN ALL RESPECTS TO THE PREVIOUS MANAGEMENT AGREEMENTS, EXCEPT FOR THE TIME PERIODS COVERED BY THE AGREEMENTS.

     Pursuant to each New Management Agreement, LAM will regularly provide each Portfolio with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. If approved by shareholders of the relevant Portfolio, each New Management Agreement will continue in effect for an initial term of two years. As to each Portfolio, the New Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) a Majority Vote of the shareholders of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the New Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by a Majority Vote of the shareholders of such Portfolio, or, upon not less than 90 days' notice, by LAM. Each New Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The New Management Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of LAM, or of reckless disregard of its obligations thereunder, LAM shall not be liable for any action or failure to act in accordance with its duties thereunder.

     Under the terms of the New Management Agreements, LAM also pays the compensation of all personnel of the Fund, except the fees of the Independent Directors of the Funds. LAM will make available to the Portfolios such of LAM's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each New Management Agreement, LAM also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. LAM, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

     Each New Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by LAM. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other Fund expenses will be allocated among the relevant Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services; the fees and expenses of the custodian and transfer agent; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Independent Directors; travel expenses of all Directors; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders.

     Pursuant to the Previous Management Agreements for the Fund, for the fiscal year ended December 31, 2004, the advisory fee rate for each Portfolio, the management fees payable by each Portfolio, the amounts waived and reimbursed by LAM and the net fees paid to LAM were as follows:

                                       ADVISORY FEE       FEE       REDUCTION     NET FEE
PORTFOLIO                                  RATE         PAYABLE       IN FEE       PAID
---------                              ------------   -----------   ---------   ----------
Equity Portfolio                            .75%      $   976,108          --   $  976,108
U.S. Strategic Equity                       .85                11    $  8,822       (8,811)
Mid Cap Portfolio                           .75           508,038      59,910      448,128
Small Cap Portfolio                         .75         3,748,542          --    3,748,542
International Equity Portfolio              .75        13,758,692          --   13,758,692
International Equity Select Portfolio       .85           138,775     162,004      (23,229)
International Small Cap Portfolio           .75         5,276,124          --    5,276,124
Emerging Markets Portfolio                 1.00        6,701,0378      23,400    6,677,638
Bond Portfolio                              .50           220,551      13,219      207,332
High Yield Portfolio                        .55           550,455     357,923      192,532


BOARD CONSIDERATION OF THE NEW MANAGEMENT AGREEMENTS

     At the meeting of the Fund's Board of Directors held on February 15, 2005, the Board considered the approval of the New Management Agreements (forms of which are attached as Appendix B (except with respect to Lazard Equity Portfolio) and Appendix C for Lazard Equity Portfolio). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of LAM.

SERVICES PROVIDED

     The LAM representatives gave a presentation to the Board about the nature, extent and quality of services that LAM provides the Fund, including a brief discussion of LAM and its clients (of which the Lazard Funds comprised approximately $4 billion of the $76 billion of total assets under the management of LAM and its global affiliates as of March 31, 2005) and outlining LAM's global structure, including technology and operational support and expanded marketing and distribution channels, all of which provide realized benefits through investment in LAM's investment advisory business. The Directors agreed that the Fund benefits from all of the services of LAM's global platforms, and that such services would be different than those provided to a $4 billion fund complex. The LAM representatives reviewed the Fund's distribution channels and the relationships LAM has with various intermediaries and the different needs of each. The LAM representatives reviewed the asset growth or decline in each Portfolio.

     The Directors discussed the nature, extent and quality of the services provided by LAM to each Portfolio. The Directors considered the various services provided by LAM to each Portfolio and considered LAM's research and portfolio management capabilities and that LAM also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered LAM's extensive administrative, accounting and compliance infrastructure.

RESTRUCTURING

     The Directors assessed the implications of the Restructuring for LAM and its ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Restructuring on LAM's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of LAM that the Restructuring would not adversely affect LAM's ability to fulfill its obligations under the New Management Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that the New Management Agreements, and the fees paid thereunder, are substantively identical in all respects to the Previous Management Agreements, except for the time periods covered by the agreements.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES

     The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

     PERFORMANCE. The Directors noted that the equity Portfolios each had achieved competitive long-term performance on a relative basis. It also was noted that each Portfolio, other than as discussed below, is generally within the median ranges of the relevant Lipper comparison group and Lipper category ranking.

     It was noted that the performance of Lazard Small Cap Portfolio is generally around the median ranges of the relevant comparison group, but has tended to be below in certain time periods. The LAM representatives stated that, in order to address the Portfolios' performance, LAM has changed the composition of the portfolio management team, including adding additional personnel. Additionally, it was noted that Lazard High Yield Portfolio and Lazard Bond Portfolio have continued to underperform funds in their respective Lipper comparison groups, although the recent performance of Lazard High Yield Portfolio had improved on a relative basis. It was noted that the portfolio management team for Lazard High Yield Portfolio focuses on the upper tier of the high yield universe, which has been out of favor with investors (compared to the lower quality issues) and that in the past year additional personnel had been added to the portfolio management team of Lazard Bond Portfolio. The LAM representatives stated that LAM believes that each of these Portfolios will provide satisfactory overall performance over longer periods and that these Portfolios' personnel and performance are, and would continue to be, closely monitored by LAM.

     ADVISORY FEES AND EXPENSES. The Directors also discussed the advisory fees and current expense ratios for each equity Portfolio, which were proposed to be the same under the New Management Agreements as under the Previous Management Agreements, and it was noted that they are generally within the median ranges of each Portfolio's comparison group and Lipper category average. The LAM representatives noted that the advisory fees for the equity Portfolios are competitive within each Portfolio's Lipper comparison group and that, in order to maintain such competitiveness, LAM is continuing to provide fee waivers and expense reimbursements for Lazard Emerging Markets Portfolio, Lazard International Equity Select Portfolio and Lazard Mid Cap Portfolio. It was noted that the advisory fees for the fixed-income Portfolios are competitive within each Portfolio's Lipper comparison group and that LAM had voluntarily reduced the advisory fee paid by Lazard High Yield Portfolio from 0.75% to 0.55%, and that LAM had recently contractually agreed to waive the advisory fee for Lazard Bond Portfolio down to 0.45% from 0.50% through December 31, 2005.

     An extended discussion of the fees to be charged and services to be provided under the New Management Agreements ensued. The Directors considered and evaluated the historical performance and expense ratios of the Portfolios. They agreed with LAM's characterization of the Portfolios' performance and expense ratios compared to the Portfolios' respective comparison groups, and agreed that the fees charged were reasonable in light of the services provided by LAM and the Portfolios' overall performance.

     The Directors also considered comparison groups composed solely of funds sub-advised by LAM in the same Lipper category as each Portfolio, as well as LAM's separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds sub-advised by LAM, "Similar Accounts"). For each Portfolio, the Directors discussed the fee paid to LAM compared to the fee paid to LAM by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from LAM's perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by LAM to evaluate the appropriateness and reasonableness of each Portfolio's advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

LAM PROFITABILITY AND ECONOMIES OF SCALE

     The Directors reviewed information prepared by LAM for each Portfolio concerning the costs to and profits realized by LAM and its affiliates resulting from the Previous Management Agreements, reviewing the dollar amount of expenses allocated and profit received by LAM and the method used to determine such expenses and profit. LAM representatives stated that neither LAM nor its affiliates, including LF&Co., receive any significant indirect benefits from managing the Portfolios. LAM representatives stated that LF&Co. is used for very limited brokerage purposes and that there is no ability for LAM to benefit from any money flow (float) in connection with transactions in the Portfolios' shares. The LAM representatives noted that LAM does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the LAM representatives.

     The LAM representatives reminded the Board that LAM is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios.

     It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall performance and generally superior service levels, were thought not to be excessive, and the Board concurred with this analysis.

     The Directors considered LAM's profitability with respect to each Portfolio under each Previous Management Agreement as part of their evaluation of whether the Portfolio's fee under each New Management Agreement bears a reasonable relationship to the mix of services provided by LAM, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by LAM and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio's assets had been decreasing, the extent to which LAM may have realized any economies of scale would be muted. The Directors also considered potential benefits to LAM and its affiliates from LAM acting as investment adviser to the Portfolios.

     At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of each of the New Management Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

     o The Board concluded that the nature, extent and quality of the services provided by LAM are adequate and appropriate, especially including the benefits of advisory and research services associated with a $76 billion asset management business.

     o The Board determined that the Restructuring of LAM's parent companies would not be a detriment to LAM's ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as provided under the Previous Management Agreements, and that the Restructuring would not adversely affect LAM's ability to fulfill its obligations under the New Management Agreements, and to operate its business in a manner consistent with past practices.

     o The Board was satisfied with each Portfolio's overall performance, which, except as discussed, was generally within the median ranges of the relevant comparison group and Lipper category ranking. The Board was satisfied with LAM's efforts to improve performance and monitor and resolve short-term issues with respect to Lazard Small Cap Portfolio, Lazard High Yield Portfolio and Lazard Bond Portfolio.

     o The Board concluded that each Portfolio's fee paid to LAM, which were proposed to be the same under the New Management Agreements as under the Previous Management Agreements, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by LAM from the relationship with the Fund.

     o The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. It believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund's material business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

     The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the two New Management Agreements for the Fund was in the best interests of the Fund and its shareholders.

BOARD CONSIDERATION OF THE INTERIM MANAGEMENT AGREEMENTS

     At the meeting of the Fund's Board of Directors held on April 19, 2005, the Board considered the approval of the Interim Management Agreements under conclusions and determinations substantially identical to those described above for the New Management Agreements, largely by reference to information presented and discussed at the Board meeting on February 15, 2005 supporting the same conclusions and determinations for the Interim Management Agreements.
Representatives of LAM had confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information. Shareholders are not being asked to approve the Interim Management Agreements.

REQUIRED VOTE

     The New Management Agreements cannot be implemented, with respect to a Portfolio, unless approved at the Special Meeting, or any adjournment thereof, by a Majority Vote of the Portfolio's shareholders.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENTS.

              ----------------------------------------------------
                                   PROPOSAL 2
                              ELECTION OF DIRECTORS
              ----------------------------------------------------

SUMMARY

     The Board of Directors of the Fund is composed of a single class of Directors, who each serve for an indefinite term and until a successor is duly elected and qualified. The number of Directors currently is eight. All shareholders of the Fund will vote for all the nominees for Director.

     Shareholders of the Fund are being asked to elect Messrs. Charles Carroll and Robert M. Solmson as Directors of the Fund. If elected, Messrs. Carroll and Solmson will each serve for an indefinite term, and until his successor is duly elected and qualified.

     Each of the nominees for Director is currently serving as a Director of the Fund, and each has agreed to continue to serve as a Director if elected. If either of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend. Each of the nominees were first nominated by the Nominating Committee of the Fund's Board of Directors. The Board of Directors of the Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Special Meeting.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

     Set forth below is the name and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Fund by each nominee and/or Director:

NAME (AGE)                  PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND      DURING THE PAST           OTHER
ADDRESS(1) (SINCE)          FIVE YEARS                DIRECTORSHIPS HELD(2)
--------------------------- ------------------------- --------------------------
INDEPENDENT DIRECTORS:

JOHN J. BURKE (76)          Lawyer and Private        Director, Lazard
Director                    Investor                  Alternative Strategies
(May 1991)                                            Fund, LLC; Director,
                                                      Pacific Steel & Recycling;
                                                      Director, Sletten
                                                      Construction Company;
                                                      Trustee Emeritus, The
                                                      University of Montana
                                                      Foundation

KENNETH S. DAVIDSON (59)    President, Davidson       Trustee, The Julliard
Director                    Capital Management        School; Chairman of the
(August 1995)               Corporation               Board, Bridgehampton
                                                      Chamber Music Festival;
                                                      Trustee, American Friends
                                                      of the National
                                                      Gallery/London

NAME (AGE)                 PRINCIPAL OCCUPATION(S)
POSITION WITH THE FUND     DURING THE PAST            OTHER
ADDRESS(1) (SINCE)         FIVE YEARS                 DIRECTORSHIPS HELD(2)
-------------------------- -------------------------  -------------------------
WILLIAM KATZ (50)          Retired President and      None
Director                   Chief Executive Officer,
(April 1997)               BBDO New York, an
                           advertising agency;
                           Retired Director,
                           BBDO Worldwide

LESTER Z. LIEBERMAN (74)   Private Investor           Chairman, Healthcare
Director                                              Foundation of New Jersey;
(May 1991)                                            Director, Cives Steel Co.;
                                                      Director, Northside Power
                                                      Transmission Co.; Advisory
                                                      Trustee, New Jersey
                                                      Medical School; Director,
                                                      Public Health Research
                                                      Institute; Trustee
                                                      Emeritus, Clarkson
                                                      University; Council of
                                                      Trustees, New Jersey
                                                      Performing Arts Center

Richard Reiss, Jr. (61)    Chairman, Georgica         Director, Lazard
Director                   Advisors LLC, an           Alternative Strategies
(May 1991)                 investment manager.        Fund, LLC; Director,
                                                      O'Charley's, Inc., a
                                                      restaurant chain

ROBERT M. SOLMSON (57)     Former Chief Executive     Director, Colonial
Director                   Officer and Chairman,      Williamsburg Co.
(September 2004)           RFS Hotel Investors,       Former Director,
                           Inc; Morgan Keegan,
                           Inc.; Former Director,
                           Independent Bank, Memphis

INTERESTED DIRECTORS:(3)

NORMAN EIG (64)            Private Investor; Senior   None
Chairman of the Board      Adviser of LAM, from
(May 1991)                 January 2005 to April
                           2005; Chairman of LAM,
                           from March 2004 to
                           January 2005; previously
                           Co-Chief Executive Officer
                           of LAM and Member of the
                           Management Committee
                           of LF&Co.

CHARLES CARROLL (44)       Deputy Chairman and        None
Director and President     Head of Global
(June 2004)                Marketing of LAM

----------
(1) The address of each Director is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company (comprised of seven portfolios), and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Fund, the "Lazard Funds," in total comprised of 18 investment portfolios).

(3)  Mr.  Carroll and Mr. Eig are  "interested  persons" (as defined in the 1940
     Act) of the Fund ("Interested Directors") because of their position, or former position in the case of Mr. Eig, with LAM.

     In addition to Mr. Carroll, the Fund's other officers are Nathan A. Paul, Stephen St. Clair, Brian D. Simon, John H. Blevins, David A. Kurzweil and Cesar Trelles. Set forth below is the name and certain biographical and other information for Messrs. Paul, St. Clair, Simon, Blevins, Kurzweil and Trelles as reported by them to the Fund.

                                                        PRINCIPAL OCCUPATION(S)
NAME (AGE)               POSITION HELD WITH             DURING THE PAST
ADDRESS(1)               THE FUND (SINCE)               FIVE YEARS

NATHAN A. PAUL (32)      Vice President and Secretary   Managing Director and
                         (April 2002)                   General Counsel of LAM;
                                                        Associate at Schulte
                                                        Roth & Zabel LLP, a law
                                                        firm, from September
                                                        1997 to November 2000

STEPHEN ST. CLAIR (46)   Treasurer                      Vice President of LAM
                         (April 2003)

BRIAN D. SIMON (42)      Assistant Secretary            Senior Vice President of
                         (November 2002)                LAM; Vice President,
                                                        Law & Regulation at
                                                        J. & W. Seligman & Co.,
                                                        from July 1999 to
                                                        October 2002

JOHN H. BLEVINS (40)     Chief Compliance Officer       Senior Vice President
                         (September 2004)               and Chief Compliance
                                                        Officer of LAM; Director
                                                        of Compliance for
                                                        North America, Citi
                                                        Asset Management Group,
                                                        from November 1999 to
                                                        July 2000

DAVID A. KURZWEIL (30)   Assistant Secretary            Vice President of LAM;
                         (April 2005)                   Associate at Kirkpatrick
                                                        & Lockhart LLP, a law
                                                        firm, from August 1999
                                                        to January 2003

CESAR A. TRELLES (30)    Assistant Treasurer            Fund Administration
                         (December 2004)                Manager of LAM since
                                                        September 2004; Manager
                                                        for Mutual Fund Finance
                                                        Group at UBS Global
                                                        Asset Management,
                                                        from August 1998 to
                                                        August 2004

----------
(1) The address of each officer of the Fund is 30 Rockefeller Plaza, New York, New York 10112.

(2) Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the Lazard Funds.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND THE LAZARD FUNDS

     The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2004.

                        JOHN J.      CHARLES    KENNETH S.  NORMAN     WILLIAM   LESTER Z.   RICHARD     ROBERT M.
PORTFOLIO               BURKE        CARROLL    DAVIDSON    EIG        KATZ      LIEBERMAN   REISS, JR.  SOLMSON
----------------------- ------------ ---------- ----------- ---------- --------- ----------- ----------- ----------
Equity Portfolio        Over         None       None        $10,001-   None      None        None        None
                        $100,000                            50,000

U.S. Strategic          None         None       None        None       None      None        None        None
Equity Portfolio

Mid Cap Portfolio       Over         $50,001-   None        None       None      None        None        None
                        $100,000     100,000

Small Cap Portfolio     Over         $50,001-   None        Over       None      None        None        None
                        $100,000     100,000    $100,000

International           $1-$10,000   None       None        Over       None      None        None        None
Equity Portfolio                                            $100,000

International           $10,001-     None       None        None       None      None        None        None
Equity Select           50,000
Portfolio

International Small     $50,001-     None       None        None       None      None        None        None
Cap Portfolio           100,000

Emerging Markets        None         Over       None        None       None      None        None        None
Portfolio                            $100,000

Bond Portfolio          None         None       None        None       None      None        None        None

High Yield Portfolio    None         Over       None        None       None      None        None        None
                                     $100,000

Aggregate Holdings      Over         Over       None        Over       None      None        None        None
of all Lazard Funds     $100,000     $100,000               $100,000

     As of the Record Date, Directors and officers of the Fund, as a group, owned less than 1% of the shares of each Portfolio.

COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2004, the Directors of the Fund met four times. The Board of Directors has two committees, the Audit Committee and the Nominating Committee. Each committee is composed of the Fund's
Independent Directors. During the fiscal year ended December 31, 2004, each Director attended at least 75% of the aggregate of all of the meetings of the Board (held during the period he was a Director) and all meetings held by a committee of the Board on which he served (during the period that he served).

     The function of the Audit Committee is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board. The Audit Committee met three times during the fiscal year ended December 31, 2004.

     The Nominating Committee's function is to select and nominate candidates for election to the Fund's Board of Directors. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112, and the Nominating Committee is solely responsible for the selection of nominees to the Fund's Board of Directors. Nominations may be submitted only by a shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year.

     In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The executive officers of the Fund and the Interested Directors receive no direct remuneration from the Fund. The Independent Directors are compensated at the rate of $50,000 annually, plus $2,500 per Board meeting attended in person or $1,000 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee, Lester Z. Lieberman, also receives an annual fee of $5,000. The following table summarizes the compensation paid by the Fund to its Directors, and by the Lazard Funds, for the calendar year ended December 31, 2004. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

                       AGGREGATE COMPENSATION     AGGREGATE COMPENSATION FROM
DIRECTOR                    FROM THE FUND              THE LAZARD FUNDS
---------            -------------------------- --------------------------------
John J. Burke                  $56,222                      $61,625
Kenneth S. Davidson            $56,222                      $61,625
William Katz                   $56,222                      $61,625
Lester Z. Lieberman            $57,534                      $63,125
Richard Reiss, Jr.             $56,222                      $61,625
Robert M. Solmson*             $15,915                      $17,908
Charles Carroll**               None                         None
Norman Eig**                    None                         None

----------
*  Mr. Solmson was elected as a Director in September 2004.

** INTERESTED DIRECTOR.

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

     Certain information as to the number of shares outstanding and share ownership for each of the Portfolios of the Fund is set forth on Appendix D.

REQUIRED VOTE


     A plurality of the votes of the Fund cast at a meeting at which a Quorum is present shall be sufficient to elect Directors. Accordingly, the directorships to be filled at the Special Meeting will be filled by the nominees receiving the highest number of votes. In the election of Directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.


            THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                      VOTE "FOR" EACH NOMINEE AS DIRECTOR.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on February 24, 2004, the Audit Committee of the Fund recommended and the Fund's Board, including a majority of the Independent Directors, approved the selection of Anchin, Block & Anchin LLP ("ABA") as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2004. ABA also served as the Fund's independent registered public accounting for the Fund's fiscal year ended December 31, 2003. A representative of ABA will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed for each of the last two fiscal years, for professional services rendered by ABA for the audit of the Fund's annual financial statements, or services that are normally provided by ABA in connection with the statutory and regulatory filings or engagements in 2003 and 2004 were $368,700 and $332,500, respectively.

     AUDIT-RELATED FEES. There were no fees billed in each of the last two fiscal years by ABA to the Fund for assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees."

     There were no fees billed in each of the last two fiscal years for the Fund, for assurance and related services by ABA to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Fund ("Service Affiliates").

     TAX FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by ABA to the Fund for tax compliance, tax advice and tax planning ("Tax Services") in 2003 and 2004 were $57,200 and $61,200, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

     There were no fees billed in the last two fiscal years for Tax Services by ABA to Service Affiliates.

     Certain of such services may not have been pre-approved prior to May 6, 2003, when such services were required to be pre-approved. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

     ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by ABA, other than the services reported above, were $0 for the Fund.


     NON-AUDIT FEES. The aggregate non-audit fees billed by ABA for services rendered to the Fund in 2003 and 2004 were $57,200 and $61,200, respectively. There were no fees billed in 2003 or 2004 by ABA to Service Affiliates. On and after May 6, 2003, 100% of all services provided by ABA for the Fund were pre-approved as required. There were no services provided by ABA to the Fund that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INDEPENDENCE. There were no services rendered by ABA to Service Affiliates each of the last two fiscal years for the Fund.

                                  ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2004 to any shareholder upon request. Requests for the Annual Report should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling (800) 823-6300.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

     Shareholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Fund's Secretary. The Fund's Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which shareholder communications will be directed to the Director or Directors indicated in the communication.

               VOTING INFORMATION; EXPENSES OF PROXY SOLICITATION

     LAM will bear the costs of soliciting proxies. Proxies may be solicited by mail, in person or by telephone, and LAM may reimburse persons holding Portfolio shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, at a cost of approximately $8,000 (plus out of pocket expenses). The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Proxy Statement are approximately $55,000.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Special Meeting and voting in person.

     For Proposal 1, shares of the Portfolios over which LAM has voting discretion will be voted in accordance with the recommendations of an independent fiduciary. For Proposal 2, LAM has advised the Fund that it intends to vote Portfolio shares as to which it has voting power at the Special Meeting
(i) in the manner  instructed  by its  clients  for whom such shares are held or
(ii) if such instructions are not received or where the shares are held directly or on behalf of employees of LAM, in the same proportion as votes cast by other Portfolio shares.

     The Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next Report to Shareholders.

                              SHAREHOLDER PROPOSALS

     The Fund does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                                               AND THEIR NOMINEES

     Please advise the Fund, in care of D.F. King & Co., Inc. at 1-888-605-1958, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
            SHAREHOLDERS ARE URGED TO VOTE BY MAIL, BY TELEPHONE OR
                              THROUGH THE INTERNET.

                                           By Order of the Board of Directors

                                           Norman Eig
                                           Chairman of the Board

New York, New York
June 17, 2005

                                   APPENDIX A

                          ADDITIONAL INFORMATION ABOUT
                 LAZARD ASSET MANAGEMENT LLC AND ITS AFFILIATES

ADVISORY ARRANGEMENTS

     Lazard Asset Management LLC ("LAM") serves as a sub-investment adviser to the following registered investment companies (or series of registered investment companies) similar in style to certain of the Portfolios of The Lazard Funds, Inc. (the "Fund"). In a typical sub-advisory arrangement, LAM is supervised by a primary investment adviser who provides additional services to, and has additional responsibilities in respect of, the fund. The primary adviser typically receives an advisory fee from the fund and pays a portion of this fee to the sub-adviser. When LAM serves as a sub-adviser, LAM's fees are lower than those paid by the Portfolios because of LAM's more limited role and responsibilities with respect to sub-advised funds. LAM does not currently have any agreements to waive any of its fees in respect of the funds shown below. Where there is no sub-advised fund listed in respect of a Portfolio, LAM does not serve as a sub-adviser to funds similar in style to the Portfolio.

                                      ASSETS AS OF
                                   DECEMBER 31, 2004
FUND                                   (UNAUDITED)                FEES TO LAM
------                            --------------------  ----------------------------------
LAZARD MID CAP PORTFOLIO

JNL Series Trust--JNL/Lazard Mid        $222,407,930    0.50% of first $100 million in assets
Cap Value Series                                        0.45% of next $100 million
                                                        0.40% of assets over $250 million

Pacific Funds--PF Lazard Mid                $100,000    0.35% of first $1 billion in assets*
Cap Value Fund                                          0.30% of next $1 billion
                                                        0.25% of assets over $2 billion

Pacific Select Fund--Mid-Cap          $1,695,574,951    0.35% of first $1 billion in assets*
Value Portfolio                                         0.30% of next $1 billion
                                                        0.25% of assets over $2 billion

LAZARD SMALL CAP PORTFOLIO

JNL Series Trust--JNL/Lazard            $219,167,906    0.50% of first $500 million in assets
Small Cap Value Series                                  0.45% of assets over $500  million

LAZARD INTERNATIONAL EQUITY PORTFOLIO

American Advantage Funds--              $588,824,845    0.50% of first $100 million in assets
International Equity Fund                               0.325% of next $400 million
                                                        0.20% of assets over $500 million

Hartford Fortis Series Fund, Inc.--      $96,657,524    0.45% of first $100 million in assets
International Stock Series                              0.375% of assets over $100 million

MEMBERS Mutual Funds--                   $31,243,173    0.65% of first $25 million in assets
International Stock Fund:                               0.55% of next $25 million
International Equity Portfolio                          0.50% of assets over $50 million

----------

* Fees calculated on aggregate assets of all Pacific Life Portfolios managed by LAM.

                                      ASSETS AS OF
                                   DECEMBER 31, 2004
FUND                                   (UNAUDITED)                FEES TO LAM
------                            --------------------  ----------------------------------
Ultra Series Fund--International         $51,654,045    0.65% of first $25 million in assets
Stock Fund--International Equity                        0.55% of next $25 million
                                                        0.50% of assets above $50 million
LAZARD INTERNATIONAL EQUITY
SELECT PORTFOLIO

Phoenix Edge Series--International       $69,386,780    0.45% on first $500 million in assets
Equity Select Series                                    0.40% of assets over $500 million

MLIG Variable Insurance Trust--           $5,198,671    0.45% of first $200 million in assets
Rozel/Lazard International Portfolio                    0.40% of next $200 million
                                                        0.35% of assets over $400 million

Pacific Funds--PF Lazard                 $44,532,025    0.35% of first $1 billion in assets*
International Value Fund                                0.30% of next $1 billion
                                                        0.25% of assets over $2 billion

Pacific Select Fund--International    $2,119,697,227    0.35% of first $1 billion in assets*
Value Portfolio                                         0.30% of next $1 billion
                                                        0.25% of assets over $2 billion

MEMBERS Mutual Funds--                   $13,122,422    0.75% of assets
International Stock Fund:
International Small Cap Portfolio

Ultra Series Fund--International         $13,566,325    0.75% of assets
Stock Fund--International Small Cap

LAZARD EMERGING MARKETS PORTFOLIO

MEMBERS Mutual Funds--                   $14,020,968    0.75% of assets
International Stock Fund:
Emerging Market Portfolio

Ultra Series Fund--International         $13,531,020    0.75% of assets
Stock Fund--Emerging Markets

----------
* Fees calculated on aggregate assets of all Pacific Life Portfolios managed by LAM.

DISTRIBUTION ARRANGEMENTS

     Prior to April 1, 2004, Lazard Freres & Co. LLC ("LF&Co.") was the Fund's distributor. As of April 1, 2004, Lazard Asset Management Securities LLC ("LAM Securities") became the Fund's distributor. For the fiscal year ended December 31, 2004, the following Portfolios paid LF&Co. and LAM Securities the aggregate amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan adopted pursuant to Rule 12b-1 of the 1940 Act:

                                               AMOUNT PAID UNDER DISTRIBUTION
PORTFOLIO                                            AND SERVICING PLAN
----------                                  ------------------------------------
Equity Portfolio                                         $ 49,281
Mid Cap Portfolio                                          54,192
Small Cap Portfolio                                       124,902
International Equity Portfolio                            231,951
International Equity Select Portfolio                      16,639
International Small Cap Portfolio                          56,540
Emerging Markets Portfolio                                 55,787
Bond Portfolio                                              8,851
High Yield Portfolio                                       10,192

     As U.S. Strategic Equity Portfolio is a new Portfolio, no information is available as December 31, 2004.

BROKERAGE COMMISSIONS

     In connection with its portfolio securities transactions for the fiscal year ended December 31, 2004, each Portfolio indicated below paid brokerage commissions as follows:

                                                                                   PERCENTAGE OF
                                                                    PERCENTAGE OF      TOTAL
                                                       AMOUNT OF        TOTAL         BROKERAGE
                                           TOTAL       BROKERAGE       BROKERAGE    TRANSACTIONS
                                         BROKERAGE    COMMISSIONS    COMMISSIONS      EFFECTED
                                        COMMISSIONS     PAID TO        PAID TO        THROUGH
PORTFOLIO                                   PAID         LF&CO.         LF&CO.         LF&CO.
----------                             -------------- ------------- -------------- -------------

EQUITY PORTFOLIO                        $  209,249           --            --             --
U.S. Strategic Equity Portfolio                 --           --            --             --
Mid Cap Portfolio                          202,608           --            --             --
Small Cap Portfolio                      2,271,299         $850          0.04%          0.07%
International Equity Portfolio                  --           --            --             --
International Equity Select Portfolio           --           --            --             --
International Small Cap Portfolio          946,205          386          0.04           0.04
Emerging Markets Portfolio               1,596,015           --          0.04           0.07

                      [This Page Intentionally Left Blank]

                                   APPENDIX B

                             THE LAZARD FUNDS, INC.
                         INVESTMENT MANAGEMENT AGREEMENT

     Agreement, made the ___ day of ________, 2005, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the portfolios named on
Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Portfolio"), and Lazard Asset Management LLC, a New York limited liability company (the "Investment Manager").

                               W I T N E S S E T H

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and

     WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to each Portfolio and the Investment Manager is willing to render such investment advisory services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Investment Manager to act as manager of each Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:

          (a) The Investment Manager shall provide supervision of each Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Investment Manager shall use its best judgment in the performance of its duties under this Agreement.

          (c) The Investment Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund (each hereinafter defined) and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

          (d) The Investment Manager shall determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including broker-dealers affiliated with the Investment Manager) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing a Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.

               On occasions when the Investment Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

          (e) The Investment Manager shall render to the Fund's Board of Directors such periodic and special reports with respect to each Portfolio's securities transactions as the Board may reasonably request.

          (f) The Investment Manager shall provide the Fund's custodian on each business day with information relating to all transactions concerning a Portfolio's assets.

     3.   The Fund has delivered to the Investment Manager copies of each of the
following   documents  and  will  deliver  to  it  all  future   amendments  and
supplements, if any:

          (a) Articles of Incorporation of the Fund, filed with the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;

          (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) Prospectus of the Fund (such prospectus and the statement of additional information, each as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the general members, directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.

     5. The Investment Manager shall keep the books and records of the Fund and the Portfolios required to be maintained by it pursuant to this Agreement and by the Fund pursuant to the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the Portfolios are the property of the Fund or the relevant Portfolio and it will surrender promptly to the Fund or such Portfolio any of such records upon the request of the Fund or such Portfolio. The Investment Manager further agrees to preserve such records as prescribed by Rule 3la-2 under the 1940 Act.

     6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolios under this Agreement, including without limitation, the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager or its affiliates. The Fund or the relevant Portfolio assumes and will pay all other expenses in connection with the Fund or such Portfolio not assumed by the Investment Manager, including but not limited to:

          (a) the fees and expenses of Directors who are not affiliated persons of the Investment Manager or any of its affiliates;

          (b)  the fees and expenses of the Fund's administrator, if any;

          (c) the fees and expenses of the custodian which relate to (i) the custodial function and the recordkeeping connected therewith,
               (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Fund and
               (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's securities;

          (d)  the fees and expenses of the Fund's transfer agent,  which may be
               the  custodian,   which  relate  to  the   maintenance   of,  and
               communications with respect to, each stockholder account;

          (e) the charges and expenses of legal counsel and independent accountants for the Fund;

          (f) brokers' commissions, any issue or transfer taxes and any other charges in connection with portfolio transactions on behalf of the Portfolio;

          (g) all taxes and corporate fees payable by the Fund or the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;

          (h) the allocable share of the fees of any trade association of which the Fund may be a member;

          (i) the cost of share certificates, if any, representing shares of the Portfolio;

          (j) the fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission and, if required, qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and Prospectuses for filing under federal and state securities laws for such purposes;

          (k) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing Prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;

          (l) the cost of obtaining fidelity insurance and any liability insurance covering the Directors and officers of the Fund as such;

          (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business;

          (n) expenses of issue, repurchase or redemption of shares of the Fund;

          (o)  fees payable to the Investment Manager hereunder;

          (p)  interest expenses of the Fund; and

          (q)  all other expenses properly payable by the Fund.

     7. For the services provided to the Portfolios and the expenses assumed pursuant to this Agreement, each Portfolio will pay monthly to the Investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate set forth opposite the Portfolio's name on Schedule 1 hereto.

     8. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal securities laws may impose liabilities even, under certain circumstances, on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which a Portfolio may have under any federal securities law.

     9. As to each Portfolio, this Agreement shall continue until the date set forth opposite such Portfolio's name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Portfolio's name on
Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio, on 60 days' written notice to the Investment Manager, by vote of the Board of Directors of the Fund, or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio. This Agreement shall automatically terminate, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     10. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any general member, director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all Prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

     13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, New York 10112, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, New York 10112, Attention: President.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           THE LAZARD FUNDS, INC.

                                           By:__________________________________
                                                Name:
                                                Title:

                                           LAZARD ASSET MANAGEMENT LLC

                                           By:__________________________________
                                                Name:
                                                Title:

                                   SCHEDULE 1

                                  ANNUAL FEE
                                     AS A
                                PERCENTAGE OF
                                 AVERAGE DAILY     REAPPROVAL       REAPPROVAL
NAME OF PORTFOLIO                 NET ASSETS          DATE              DAY
-------------------             -------------- ------------------- -------------
U.S. Strategic Equity Portfolio       .85%      December 31, 2006   December 31
Mid Cap Portfolio                     .75%      December 31, 2006   December 31
Small Cap Portfolio                   .75%      December 31, 2006   December 31
International Equity Portfolio        .75%      December 31, 2006   December 31
International Equity Select
  Portfolio                           .85%      December 31, 2006   December 31
International Small Cap
  Portfolio                           .75%      December 31, 2006   December 31
Emerging Markets Portfolio           1.00%      December 31, 2006   December 31
Bond Portfolio                        .50%      December 31, 2006   December 31
High Yield Portfolio                  .75%      December 31, 2006   December 31

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


                                   APPENDIX C

                         INVESTMENT MANAGEMENT AGREEMENT

                             THE LAZARD FUNDS, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

                                                               ___________, 2005

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

     Dear Sirs:

     This will confirm the agreement between the undersigned (the "Fund"), acting on behalf of Lazard Equity Portfolio (the "Portfolio"), and you (the "Investment Manager") as follows:

1. The Fund proposes to engage in the business of investing and reinvesting the assets of the Portfolio in the manner and in accordance with the investment objective and restrictions specified in its Articles of Incorporation (as amended or supplemented from time to time) and the Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager promptly.

2. The Fund employs the Investment Manager to manage the investing and reinvesting of the assets of the Portfolio as specified in paragraph 1 and to provide to the Portfolio the investment management services specified elsewhere in this agreement.

3.

     (a) The Investment Manager shall, at its expense, (1) provide the Portfolio with office space, office facilities and personnel reasonably necessary for the Portfolio's operations, (ii) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this agreement, and
          (iii) provide the Portfolio with persons satisfactory to the Fund's Board of Directors to serve as directors, officers and employees of the Fund, including a president, one or more vice presidents, a secretary and a treasurer.

     (b) Except as provided in subparagraph (a), the Fund or the Portfolio shall be responsible for all of the expenses and liabilities incurred in connection with the Fund or the Portfolio, including compensation of directors of the Fund who are not affiliated with the Investment Manager or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent auditors and legal counsel; trade association membership dues; fees and expenses of any administrator, custodian (including for keeping books and accounts and calculating the net asset value of shares of the Portfolio), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of the Portfolio's capital stock; expenses of preparing, printing and mailing or otherwise delivering stock certificates, prospectuses, statements of additional information, stockholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of stockholders' meetings; organizational expenses; and extraordinary expenses.

4. As Investment Manager of the Portfolio's assets, the Investment Manager shall make investments for the Portfolio's account in accordance with the Investment Manager's best judgment and within the investment objective and restrictions set forth in the Fund's Articles of Incorporation, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Manager shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Portfolio's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

5. The Investment Manager shall give the Portfolio the benefit of the Investment Manager's best judgment and efforts in rendering services under this agreement. As an inducement to the Investment Manager's undertaking to render these services, the Fund agrees that the Investment Manager shall not be liable under this agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its stockholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties under this agreement or by reason of the Investment Manager's reckless disregard of its obligations and duties hereunder.

6. In consideration of the services to be rendered by the Investment Manager under this agreement, the Portfolio shall pay the Investment Manager a monthly fee on the first business day of each month, based upon the Portfolio's average daily net asset value (as determined on each business day at the time set forth in the Registration Statement at which the Portfolio's net asset value per share is determined) during the preceding month, at the annual rate of 0.75% of the average daily net assets of the Portfolio. If the fee payable to the Investment Manager pursuant to this paragraph 6 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Portfolio's net assets shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of shares of its capital stock. For purposes of this agreement, a "business day" is any day the New York Stock Exchange is open for trading.

7. This Agreement shall continue in effect until December 31, 2006 and thereafter shall continue automatically for successive periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not "interested persons" (as defined in the 1940
     Act) of the Fund. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Fund. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Upon the expiration or earlier termination of this agreement, the Portfolio shall, if so requested by the Investment Manager in writing, as promptly as practicable change its name so as to eliminate all references to "Lazard" or "Lazard Freres," and thereafter the Portfolio shall cease transacting business in any name using the words "Lazard" or "Lazard Freres" in any form or combination and shall not use the words "Lazard" or "Lazard Freres" or make any other reference to the Investment Manager or its parent companies. The foregoing rights of the Investment Manager and obligations of the Portfolio shall not deprive the Investment Manager, or any affiliate thereof which has "Lazard" or "Lazard Freres" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Fund, and the failure or omission of the Investment Manager to request a change of the Portfolio's name or a cessation of the use of the name "Lazard" or "Lazard Freres" as described in this paragraph 8 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach. The damage to the Investment Manager, or any affiliate thereof, which has "Lazard" or "Lazard Freres" in its name, by reason of any failure of the Portfolio after request to change its name and cease using the name "Lazard" or "Lazard Freres," would be irreparable and impossible of ascertainment in terms of money, and each of the Fund and the Portfolio consents and agrees that, consistent with the foregoing, in any such case an injunction may issue against it restraining the Portfolio from the further use of the name "Lazard" or "Lazard Freres."

9. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, including any employee who may also be a director, officer or employee of the Fund, to render similar services to other portfolios of the Fund, to engage in any other business, or to devote time and attention to the management or other aspects of any other business, whether a similar or dissimilar nature, or to render services of any kind to any corporation, firm, individual or association.

     If the foregoing correctly sets forth the agreement between the Fund, on behalf of the Portfolio, and the Investment Manager, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                                  Very truly yours,

                                                  THE LAZARD FUNDS, INC.

     ACCEPTED:                                    By:___________________________
                                                      Name:

     LAZARD ASSET MANAGEMENT LLC                      Title:

     By:  __________________________________
          Name:
          Title:

                                   APPENDIX D

                             THE LAZARD FUNDS, INC.
                        SHARES OUTSTANDING AND OWNERSHIP

RECORD SHARES. As of the Record Date, each Portfolio of the Fund has the following number of shares of record outstanding and entitled to vote:


     PORTFOLIO                                      INSTITUTIONAL SHARES
----------                                         ----------------------
Lazard Equity Portfolio                                    7,360,213
Lazard U.S. Strategic Equity Portfolio                        93,369
Lazard Mid Cap Portfolio                                   9,935,257
Lazard Small Cap Portfolio                                16,650,602
Lazard International Equity Portfolio                    101,212,847
Lazard International Small Cap Portfolio                  27,711,004
Lazard Emerging Markets Portfolio                         57,233,724
Lazard International Equity Select Portfolio                 863,178
Lazard Bond Portfolio                                      2,606,018
Lazard High Yield Portfolio                               14,395,895

PORTFOLIO                                                OPEN SHARES
----------                                             --------------
Lazard Equity Portfolio                                      820,271
Lazard U.S. Strategic Equity Portfolio                        10,000
Lazard Mid Cap Portfolio                                   3,074,578
Lazard Small Cap Portfolio                                 2,495,984
Lazard International Equity Portfolio                      5,764,318
Lazard International Small Cap Portfolio                   2,312,168
Lazard Emerging Markets Portfolio                          3,809,313
Lazard International Equity Select Portfolio                 697,579
Lazard High Yield Portfolio                                  637,587


CERTAIN BENEFICIAL OWNERS. As of the Record Date, the following shareholders were known by the Fund to own of record 5% or more of a class of a Portfolio's outstanding voting securities:

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                              INSTITUTIONAL SHARES OUTSTANDING
----------------                              --------------------------------
EQUITY PORTFOLIO
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY  10013                                           16%

Lazard Capital Markets LLC
Lazard Freres & Co. LLC Employees Savings Plan
30 Rockefeller Plaza
New York, NY  10112                                           13%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                              INSTITUTIONAL SHARES OUTSTANDING
----------------                              --------------------------------

LAZARD CAPITAL MARKETS LLC
Lazard Freres & Co. LLC Employees
Employee Pension Trust
30 Rockefeller Plaza
New York, NY  10112                                           8%

Lazard Capital Markets LLC
Iron Workers Local 40 361 & 417
Topping Out Fund Joint Board of Trustees
583 Route 32
Wallkill, NY 12589-2708                                       6%

Bank of America TTEE for the International Union
Of Operating Engineers Local 57 Annuity
P.O. Box 831575
Dallas, TX 75283-1575                                         5%

U.S. STRATEGIC EQUITY PORTFOLIO
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112                                            42%

Lazard Capital Markets LLC
Wendy W. Lacey
30 Rockefeller Plaza
New York, NY 10112                                            21%

Lazard Capital Markets LLC
Gerald B. Mazzari
30 Rockefeller Plaza
New York, NY 10112                                            10%

MID CAP PORTFOLIO
Lazard Capital Markets LLC
Sprinkler Industry
30 Rockefeller Plaza
New York, NY  10112                                           35%

Suntrust Bank, Trustee
Suntrust Bank Inc. 401k Plan
P.O. Box 4655, Dept. 210
Atlanta, GA 30302                                             15%

Northern Trust Company, Trustee
FBO Advocate-DV
P.O. Box 92994
Chicago, IL 60675                                             14%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                              INSTITUTIONAL SHARES OUTSTANDING
----------------                              --------------------------------
SEI Private Trust Co.
Suntrust Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456                                                5%

SMALL CAP PORTFOLIO
National Financial Service, Trustee
FBO ITT Industries Master Retirement Trust
200 Liberty Street
New York, NY 10281                                            27%

Ohio Public Employees Deferred
250 Civic Center Drive, Suite 350
Columbus, OH  43215                                           11%

Lazard Capital Markets LLC
Vermont Municipal Employees Retirement System
30 Rockefeller Plaza
New York, NY 10112                                            7%

Lazard Capital Markets LLC
Soft Drink Worker Union Local 812
188 Summerfield Street
Scarsdale, NY 10583                                           6%

INTERNATIONAL EQUITY PORTFOLIO
Blue Cross Blue Shield of Massachusetts
Landmark Center--44 Park Drive
BOSTON, MA 02215                                             10%

Savings Plan for the Employees and Partners of
PriceWaterhouseCoopers LLP
One Wall Street-12th Floor
New York, NY 10286-0001                                       8%

INTERNATIONAL EQUITY SELECT PORTFOLIO
Lazard Capital Markets LLC
Peter W. Quesuda
30 Rockefeller Plaza
New York, NY 10112                                            5%

Lazard Capital Markets LLC
James T. Lee Foundation
30 Rockefeller Plaza
New York, NY 10112                                            5%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                              INSTITUTIONAL SHARES OUTSTANDING
----------------                              --------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
Lazard Asset Management LLC as Agent for
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112                                           19%

State Street Bank, Trustee
Mississippi Public Employees Retirement System
1 Enterprise Drive
Quincy, MA  02171                                             10%

Northern Trust Company Custodian FBO
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675                                            7%

American Airlines, Inc.
Master Fixed Benefit Trust
4333 Amon Carter Blvd, #2450
Fort Worth, TX 76155-2664                                     5%

EMERGING MARKETS PORTFOLIO
Lazard Asset Management LLC as Agent
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112                                           16%

Savings Plan for Employees & Partners of
PricewaterhouseCoopers LLP
1 Wall Street-12th Floor
New York, NY 10286-0001                                       10%

Merrill Lynch For The Sole Benefit of
Its Customers
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6486                                   8%

Northern Trust Company Custodian FBO
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675                                            8%

Retirement Benefit Accumulation Plan For Employees
Of PricewaterhouseCoopers LLP
Bank of New York Cust Attn: Y Smith
1 Wall Street Floor 12th
New York, NY 10286-0001                                       6%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                              INSTITUTIONAL SHARES OUTSTANDING
----------------                              --------------------------------
Lockheed Martin Corporation
Master Retirement Trust
Lockheed Martin Investment Management Co.
6750 Rockledge Drive, Suite 550
Bethesda, MD  20817                                           5%

BOND PORTFOLIO
Lazard Capital Markets LLC
Health Fund 917
22 North Tyson Avenue
Floral Park, NY  11001                                        8%

HIGH YIELD PORTFOLIO
Mac & Co.
Mutual Funds Operations TC
P.O. Box 3198
Pittsburgh, PA 15230-3198                                     25%

Lazard Capital Markets LLC
Employee Security Fund of the
Electrical Products Industry Pension Plan
30 Rockefeller Plaza
New York, NY 10112                                            9%

North Dakota Board of University & School Lands
P.O. Box 5523
Bismarck ND 58506-5523                                        7%

The Bernard Heller Foundation
1621 Bushgrove Ave
Westlake Village, CA 91361                                    7%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303                                         5%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                                   OPEN SHARES OUTSTANDING
----------------                                   ----------------------
EQUITY PORTFOLIO
Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                           51%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4880 Deer Lake Drive
Jacksonville, FL 32246                                        6%

MID CAP PORTFOLIO
Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                           37%

Nationwide Trust Company, Custodian
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43219                                           27%

Wachovia Bank
1525 West WT Harris Blvd.
Charlotte, NC 26288                                           12%

SMALL CAP PORTFOLIO
Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                           37%

Nationwide Life Insurance, QVPA
c/o IPO Portfolio Account
P.O. Box 182029
Columbus, OH  43218                                           14%

Nationwide Life Ins NWVA
C/O IPO PORT ACCT
P.O. Box 182029
Columbus, OH 43218-2029                                       6%

ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156                                            5%

INTERNATIONAL EQUITY PORTFOLIO
Merrill Lynch for the Sole
Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246                                       33%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                                   OPEN SHARES OUTSTANDING
----------------                                   ----------------------
Prudential Retirement Insurance & Annuity Co.
P.O. Box 2975
Hartford, CT  06103                                           20%

Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery Street
San Francisco, CA  94104                                      14%

ING National Trust
151 Farmington Ave
Hartford, CT 06156                                            7%

Smith Barney 401k
Smith Barney Corporate Trust Co.
2 Tower Center, P.O. Box 1063
East Brunswick, NJ 08816                                      5%

INTERNATIONAL EQUITY SELECT PORTFOLIO
Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104                                       38%

Turtle & Co.
C/o State Street Bank & Trust
P.O. Box 5489
Boston, MA 02206                                              20%

INTERNATIONAL SMALL CAP PORTFOLIO
Charles Schwab & Co. Inc.
Special Custody Account
for the benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104                                       62%

                                                     PERCENTAGE OF TOTAL
NAME AND ADDRESS                                   OPEN SHARES OUTSTANDING
----------------                                   ----------------------
EMERGING MARKETS PORTFOLIO
Charles Schwab & Co., Inc.
Special Custody Account
for the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104                                     28%

Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, NY  11201                                           8%

Atwell & Co.
P.O. Box 2044
Peck Slip Station
New York, NY 10036                                            5%

HIGH YIELD PORTFOLIO
National Investor Services
John R. Gallegher III
488 Commonwealth Avenue
Boston, MA 02215                                              16%

Lazard Capital Markets LLC
OCF Foundation Inc.
30 Rockefeller Plaza
New York, NY  10112                                           10%

State Street Bank & Trust Company
Custodian for IRA
for the benefit of Richard J. Urowsky
125 Broad Street
New York, NY 10004                                            7%

Lehman Brothers, Inc.
70 Hudson Street, 7th Floor
Jersey City, NJ 07302                                         7%

Lazard Capital Markets LLC
Patricia N. McEntee
30 Rockefeller Plaza
New York, NY  10112                                           5%


     Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

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                             THE LAZARD FUNDS, INC.

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                             LAZARD EQUITY PORTFOLIO
                     LAZARD U.S. STRATEGIC EQUITY PORTFOLIO
                            LAZARD MID CAP PORTFOLIO
                           LAZARD SMALL CAP PORTFOLIO
                     LAZARD INTERNATIONAL EQUITY PORTFOLIO
                  LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
                    LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
                        LAZARD EMERGING MARKETS PORTFOLIO
                              LAZARD BOND PORTFOLIO
                           LAZARD HIGH YIELD PORTFOLIO


Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

NAME OF YOUR PORTFOLIO: ___________________________________

CONTROL NUMBER: _______________

Please be sure to sign and date this Proxy.             Date: __________________

________________________________________________________________________________
Shareholder sign here                                         Co-owner sign here

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE


1. With respect to the proposal to approve a new Investment Management Agreement with Lazard Asset Management LLC

                  For /_/           Against /_/       Abstain /_/

2a.  With respect to the proposal to elect Mr. Robert M. Solmson as a Director:

                  For /_/     Withhold Authority /_/

2b.  With respect to the proposal to elect Mr. Charles Carroll as a Director:

                  For /_/     Withhold Authority /_/

3. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES: _____________________

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                             THE LAZARD FUNDS, INC.

                             LAZARD EQUITY PORTFOLIO
                     LAZARD U.S. STRATEGIC EQUITY PORTFOLIO
                            LAZARD MID CAP PORTFOLIO
                           LAZARD SMALL CAP PORTFOLIO
                      LAZARD INTERNATIONAL EQUITY PORTFOLIO
                  LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
                    LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
                        LAZARD EMERGING MARKETS PORTFOLIO
                           LAZARD HIGH YIELD PORTFOLIO
                              LAZARD BOND PORTFOLIO


                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 11, 2005
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of Lazard Equity Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio and Lazard High Yield Portfolio (the "Portfolios"), each a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Thursday, August 11, 2005, at 2:30 p.m., and at any and all adjournments thereof, and thereat to vote all shares of the Portfolios which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS
     PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

     Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                            HAS YOUR ADDRESS CHANGED?

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